Exhibit 10.5

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [**], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT, IF PUBLICLY DISCLOSED.

First Amendment to Game License Agreement

DoubleU Games Co., Ltd. (“Licenser”) and The8Games Co., Ltd. (“Licensee”) enter into an amendment agreement as follows regarding the ‘Game License Agreement’ (“Existing Agreement”) which was concluded on March 7, 2018.

“Licensor” and “License” shall, under mutual agreement, make the following change to the ‘Article 5 (a)License Fee’ of the “Existing Agreement.”

Article	Before the change	After the change

5.COMPENSATION. (a)License Fee.

(a) Licensee Fee. In consideration of the license granted hereunder, Licensee will pay to Licensor a license fee equal to [******] of the Net Sales of any Licensed Game or Sequel accrued during each calendar month after the date of commercial launch of a Licensed Game or a Sequel, serviced by Licensee (or the third party who concluded the sublicense agreement with Licensee) (the “License Fee”). The License Fee may be adjusted by written agreement signed by the Parties.

(a) Licensee Fee. In consideration of the license granted hereunder, Licensee will pay to Licensor a license fee equal to [******] of the Net Sales of any Licensed Game or Sequel accrued during each calendar month after the date of commercial launch of a Licensed Game or a Sequel, serviced by Licensee (or the third party who concluded the sublicense agreement with Licensee) (the “License Fee”). The License Fee may be adjusted by written agreement signed by the Parties.

The contents of this amendment agreement shall apply from the date of conclusion of this amendment agreement, and the contents of this amendment agreement other than the change shall be in accordance with the Existing Agreement.

{Signature Page follows}

To prove this, the “Licensor” and the “License” shall prepare, sign-seal two copies of this Agreement, and keep one copy each.

1 July 2019

“Licensor”
DoubleU Games Co., Ltd.

Representative Director, Kim Ga-rham
(sealed)

“Licensee”
The8Games Co., Ltd

Representative Director, Kim Young-uk
(sealed)